SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                     PURSUANT TO SECTION 305(b)(2) (3)___(3)
                               ------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                   13-5160382
                      (I.R.S. employer identification no.)

                    48 Wall Street, New York, New York 10286

              (Address of principal executive offices) (Zip Code)
                              -------------------

                              The Bank of New York
                            10161 Centurion Parkway
                           Towermarc Plaza, 2nd Floor
                          Jacksonville, Florida 32256
                           Attn: Ms. Sandra Carreker
                                 (904) 998-4716

           (Name, address and telephone number of agent for service)
                              --------------------

                            NATIONSBANK CORPORATION
              (Exact name of obligor as specified in its charter)

   North Carolina                                56-0906609
  State or other jurisdiction of              (IRS employer
  incorporation or organization               identification no.)

   NationsBank Corporate Center, Charlotte, North Carolina 28255 (Address of
                    principal executive offices) (Zip code)
                              --------------------

                                Debt Securities
                      (Title of the indenture securities)

1. General Information.

         Furnish the following information as to the trustee--

                   Name and address of each examining or supervising authority to which it is subject.

                   Superintendent of Banks of the State of New York 2 Rector Street
                   New York, N.Y. 10006, and Albany, N.Y. 12203

                   Federal Reserve Bank of New York
                   33 Liberty Plaza
                   New York, N.Y. 10045

                   Federal Deposit Insurance Corporation
                   Washington, D.C. 20429

                   New York Clearing House Association
                   New York, N.Y.

                   Whether it is authorized to exercise corporate trust powers.

                   Yes.


2. Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None. (See Note on page 3.)


16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

    (1) A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No.

    33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

    (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 15th day of April, 1998.


                                   THE BANK OF NEW YORK


                                   By:  /s/ Heidi Van Horn-Bash
                                        ------------------------------
                                        Heidi Van Horn-Bash, Agent

                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of NationsBank Corporation Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                           THE BANK OF NEW YORK

                           By:  /s/ Heidi Van Horn-Bash
                                ------------------------------
                                Heidi Van Horn-Bash, Agent


                              EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286


         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve
System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                           Dollar Amounts
ASSETS                                                        in Thousands
-------                                                     --------------

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin .............................................   $ 5,742,986
         Interest-bearing balances ...........................................     1,342,769
Securities:
         Held-to-maturity securities .........................................     1,099,736
         Available-for-sale securities .......................................     3,882,686
Federal funds sold and securities
         purchased under agreements to resell ................................     2,568,530
Loans and lease financing receivables:
         Loans and leases,
           net of unearned income ................................  35,019,808
         LESS: Allowance for loan and
           lease losses ..........................................     627,250
         LESS: Allocated transfer
           risk reserve ..........................................           0
         Loans and leases, net of unearned
           income and allowance and reserve ......................  34,392,258
Assets held in trading accounts ..............................................     2,521,451
Premises and fixed assets (including
         capitalized leases) .................................................       659,209
Other real estate owned ......................................................        11,992
Investments in unconsolidated
         subsidiaries and associated
         companies ...........................................................       226,263
Customers' liability to this bank



         on acceptances outstanding ..........................................     1,187,449
Intangible assets ............................................................       781,684
Other assets .................................................................     1,736,574
                                                                                ------------
Total assets .................................................................   $56,153,587
                                                                                ============


LIABILITIES

Deposits:
         In domestic offices .................................................   $27,031,362
         Noninterest-bearing .....................................  11,899,507
         Interest-bearing ........................................  15,131,855
         In foreign offices, Edge and
           Agreement subsidiaries, and IBFs ..................................    13,794,449
         Noninterest-bearing .....................................     590,889
         Interest-bearing ........................................  13,203,450
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
         Federal funds purchased...............................................    2,338,881
Demand notes issued to the
         U.S. Treasury .......................................................       173,851
Trading liabilities ..........................................................     1,695,216
Other borrowed money:
         With remaining maturity of one year
           or less ...........................................................     1,905,330
         With remaining maturity of more
           than one year through three years .................................             0
         With remaining maturity of more
           than three years ..................................................        25,664
Bank's liability on acceptances
           executed and outstanding ..........................................     1,195,923
Subordinated notes and debentures ............................................     1,012,940
Other liabilities ............................................................     2,018,960
                                                                                 -----------
Total liabilities ............................................................    51,192,576
                                                                                 ===========



EQUITY CAPITAL

Common stock .................................................................     1,135,284
Surplus ......................................................................       731,319
Undivided profits and capital
         reserves ............................................................     3,093,726





Net unrealized holding gains (losses)
         on available-for-sale securities ....................................        36,866
Cumulative foreign currency
         translation adjustments .............................................       (36,184)
                                                                                 ------------
Total equity capital .........................................................     4,961,011
                                                                                 -----------
Total liabilities and equity capital .........................................   $56,153,587
                                                                                 ===========